AXS Thomson Reuters Private Equity Return Tracker Fund

Class A Shares: LDPAX

Class C Shares: LDPCX

Class I Shares: LDPIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 7, 2022, to the

Summary Prospectus dated February 5, 2021.

Effective immediately, Mark Lacuesta no longer serves as portfolio manager to the AXS Thomson Reuters Private Equity Return Tracker Fund (the “Fund”). Accordingly, all references in the Summary Prospectus to Mr. Lacuesta are hereby deleted in their entirety. Greg Bassuk will continue to serve as portfolio manager to Fund. In addition, Matthew Tuttle and Parker Binion have been added as portfolio managers to Fund. Accordingly, effective immediately, the “Portfolio Managers” section of the Summary Prospectus is replaced with the following:

Greg Bassuk, Chief Executive Officer of the Advisor, has served as a portfolio manager of the Fund since its reorganization into the Trust on November 20, 2020. Parker Binion, Portfolio Manager of the Advisor, and Matthew Tuttle, Managing Director, Portfolio Management of the Advisor have served as portfolio managers of the Fund since January 2022. Messrs. Bassuk, Binion and Tuttle are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.